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                                                       EXHIBIT 10.19

                 FIRST AMENDMENT TO LOAN AGREEMENT
                 ---------------------------------

     This First Amendment to Loan Agreement (the "Amendment") is dated and effective as of December 17, 1996, by, between and among COMMONWEALTH PREMIUM FINANCE CORPORATION, a Kentucky corporation (referred to herein as "Borrower"); JOHN ROBERT OWENS, WILLIAM W. DAVIS, JR. and D. RICHARD MEYER, individuals (referred to herein as the "Guarantors" or individually as a "Guarantor"); and BANK ONE, KENTUCKY, NA, a national banking association (referred to herein as "Bank").

                              RECITALS
                              --------

     1. Borrower, Guarantors and Bank are parties to that certain Loan Agreement dated as of October 18, 1996 (the "Loan
          Agreement").

     2. Borrower, Guarantors and Bank have agreed to increase the maximum principal amount of the Revolving Credit Note (as defined in the Loan Agreement), and further desire to enter into this Amendment to document such increase and other terms applicable to such change.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, and intending to be legally bound hereby, covenant and agree as follows:

     1.   Amendment of Sections 2.01 and 2.02.  Sections 2.01 and 2.02
          -----------------------------------
          of the Loan Agreement are hereby deleted and replaced with the following:

Section 2.01   Revolving Credit Loan

     Bank agrees, subject to the terms and conditions of this Agreement and the other Loan Documents to make Advances to Borrower from time to time during the period from the date when Borrower first qualifies for the initial Advance pursuant to Section 3.01 hereof, up to, but not including, the Maturity Date in an aggregate principal amount outstanding not to exceed at any time One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Revolving Credit Loan"). Subject to the terms and conditions of this Agreement and of the other Loan Documents, Borrower may borrow, prepay pursuant to Section 2.05, and reborrow under this Section 2.01.

Section 2.02   Note

     The Revolving Credit Loan and Advances thereunder shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in form and content acceptable to Bank, in the original principal amount of One Million Five Hundred Thousand Dollars (U.S. $1,500,000.00), which Note shall be payable to Bank, and shall mature and shall be due and payable in full on the Maturity Date, which is October 20, 1997 (the "Revolving Credit Note").

     2.   Continuing Security.  The Indebtedness as evidenced by the
          -------------------
          Note shall continue to be secured by all of the Loan
          Documents and collateral described in the Loan Agreement.

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3.   No Defenses or Setoffs.  As of the date hereof, neither Borrower
     ----------------------
     nor Guarantors is aware of any defenses, credits or setoffs to the payment of the Indebtedness evidenced by the Note, or to the enforceability of the Note, the Loan Agreement, or the Loan Documents against the Borrower or Guarantors, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Note, the Loan Agreement, this Amendment or any of the transactions relating thereto.

4.   Limited Effect of Amendment.  Except as specifically amended
     ---------------------------
     herein, the terms and conditions of the Note, the Loan Agreement, the Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon Borrower, Guarantors and the Bank. Further, the term "Note" shall include the Amended and Restated Revolving Credit Note dated December 17, 1996, in the amount of $1,500,000.00 between the Bank and Borrower.

5.   Full Force and Effect of Loan Documents.  The Loan Documents as
     ---------------------------------------
     defined in the Loan Agreement, including the Amended and Restated Revolving Credit Note dated December 17, 1996, in the amount of $1,500,000.00, between the Bank and Borrower, are valid and enforceable in accordance with their terms and shall continue to remain in full force and effect.

                            BANK ONE, KENTUCKY, NA

                            BY: /s/ William H. Poche
                               --------------------------------------

                            TITLE: Vice President
                                  -----------------------------------


                            COMMONWEALTH PREMIUM FINANCE
                            CORPORATION

                            BY: /s/ D.R. Meyer
                               --------------------------------------

                            TITLE: President
                                  -----------------------------------

                            /s/ John Robert Owens
                            -----------------------------------------
                            JOHN ROBERT OWENS

                            /s/ William W. Davis, Jr.
                            -----------------------------------------
                            WILLIAM W. DAVIS, JR.

                            /s/ D.R. Meyer
                            -----------------------------------------
                            D. RICHARD MEYER

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